                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                 JANUARY 8, 2001



                              TRIPATH IMAGING, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                                 0-22885                              56-1995728
    (State or other jurisdiction                  (Commission File                         (IRS Employer
          of incorporation)                            Number)                          Identification No.)



             780 PLANTATION DRIVE, BURLINGTON, NORTH CAROLINA 27215
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                 (336) 222-9707

ITEM 5.      OTHER EVENTS.

     TriPath Imaging, Inc. announced that it has settled its litigation with Cytyc Corp. without admission of liability by either party. Filed herewith as
Exhibit 99.1 is a copy of a press release that was issued January 8, 2001 describing the Agreement.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)    Exhibits.
             --------

      99.1   Press release issued by the registrant on January 8, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 22, 2001                TRIPATH IMAGING, INC.





                                        By: /s/ Paul R. Sohmer
                                           -------------------------------------
                                           Paul R. Sohmer, M.D.
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT
   NO.            DESCRIPTION
-------           -----------
  99.1            Press release issued by the registrant on January 8, 2001.